Exhibit 99.1
NASDAQ: AGRX 1 Agile Therapeutics Company Presentation April 2024

NASDAQ: AGRX Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding our ongoing and planned manufacturing and commercialization of Twirla®, the potential market acceptance and uptake of Twirla, including the increasing demand for Twirla in 2024, our partnership with Afaxys and its ability to promote growth, our product supply agreement with Nurx and its ability to educate patients about Twirla, our connected TV (CTV) campaign and its ability to promote growth, our prospects for future financing arrangements, and our financial condition, growth and strategies. Any or all of the forward- looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to raise additional capital, ability to pay our obligations as they become due, ability to maintain regulatory approval of Twirla and the labeling under any approval we obtain, the ability of Corium to produce commercial supply in quantities and quality sufficient to satisfy market demand for Twirla, our ability to successfully enhance the commercialization of and increase the uptake for Twirla, the size and growth of the markets for Twirla and our ability to serve those markets, regulatory and legislative developments in the United States and foreign countries, our ability to obtain and maintain intellectual property protection for Twirla and our product candidates, clinical trials, supply chain, operations and the operations of third parties we rely on for services such as manufacturing, marketing support and sales support, as well as on our potential customer base, and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

NASDAQ: AGRX Company & Product Overview 3

NASDAQ: AGRX • Agile Therapeutics® is a commercial-stage women’s healthcare company dedicated to fulfilling the unmet health needs of today’s women • Our product and product candidates are designed to offer women more freedom and flexibility through additional contraceptive options • Currently focused on growth of our first FDA-approved product Twirla® (levonorgestrel and ethinyl estradiol) transdermal system • Headquartered in Princeton, NJ Who We Are Establish Agile in Contraceptive Market by Growing Twirla® Become a Contraceptive Market Leader Broaden Women’s Health Portfolio in Areas of Unmet Need 4

Twirla® is the first and only birth control patch delivering a low dose of estrogen.[1-5]

A LOWER ESTROGEN DOSE THAN OTHER CONTRACEPTIVE PATCHES

Twirla delivers 30 mcg of estrogen daily, **the lowest exposure of estrogen in a transdermal contraceptive option.**[2-4]


Twirla

Not actual size.
For illustrative purposes only.

WOVEN, FLEXIBLE FABRIC

Only Twirla uses **Skinfusion® patch technology** for consistent drug delivery and to help maintain adhesion. Twirla is made with a soft, flexible fabric designed to contour with a woman's body.


skinfusion

DEMONSTRATED SAFETY PROFILE

In the SECURE Trial, conducted in a large and diverse group of women, **Twirla was found to be a safe and well-tolerated weekly option** in women with a BMI <30 kg/m² for whom a combined hormonal contraceptive is appropriate.[1,2]

PURPOSEFULLY INCLUSIVE TRIAL

Efficacy and safety were established in a purposefully inclusive trial that featured a diverse study population, **closely representative of the demographics of women across the US.**[1]

Twirla® is a weekly hormonal birth control patch for women with a body mass index (BMI) less than 30 kg/m² who can become pregnant. Twirla is less effective in women with a BMI of 25 kg/m² or more and should not be used in women whose BMI is 30 kg/m² or more.

References: 1. Nelson AL, Kaunitz AM, Kroll R, et al. Efficacy, safety, and tolerability of a levonorgestrel/ethinyl estradiol transdermal delivery system: phase 3 clinical trial results. *Contraception*. 2021;103(3):137-143. **2.** Twirla [prescribing information]. Princeton, NJ: Agile Therapeutics, Inc.; 2020. **3.** Xulane [prescribing information]. Morgantown, WV: Mylan Pharmaceuticals; 2020. **4.** Zafemy [prescribing information]. Bridgewater, NJ: Amneal Pharmaceuticals LLC; 2021. **5.** Centers for Disease Control and Prevention. U.S. medical eligibility criteria for contraceptive use, 2016. *MMWR Morb Mortal Wkly Rep*. 2016;65(3):1-104.

Agile THERAPEUTICS NASDAQ: AGRX

5

NASDAQ: AGRX Twirla: Birth Control Designed to Fit Her Life Weekly. Self-Administered. Just 3 Patches a Month. Stop and take it every day, ideally at the same time each day for at least 21 days each month. During the fourth week of the cycle, she wears no patch and should expect her period. THE DAILY PILL ROUTINE: WITH TWIRLA, SHE CHANGES THE PATCH JUST ONCE A WEEK FOR 3 WEEKS EACH MONTH TWIRLA MAY BE APPLIED TO ONE OF THE FOLLOWING LOCATIONS ON THE SKIN Buttock Abdomen Upper Torso (excluding breasts) 6

NASDAQ: AGRX Twirla Performance Update 7

NASDAQ: AGRX 8 2021 Net Revenue OpEx 2022 2023 $4.1M $10.9M $19.6M $64.4M $45.5M $30.5M Year-Over-Year Net Revenue & OpEx Improvement

NASDAQ: AGRX 9 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1Q 2021 2Q 2021 3Q 20214Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Quarterly Totals Retail Cycles Non-Retail Cycles 2,476 8,670 9,744 12,849 16,677 21,567 30,046 37,452 45,036 55,687 74,325 68,793 Twirla Quarterly Demand Demand Rebound from Q4 2023 is Occurring* 81,067 * First quarter 2024 demand numbers are estimates and subject to quarter close procedures; demand does not include telemedicine providers.

NASDAQ: AGRX 10 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Oct 2023 Nov 2023 Dec 2023 Jan 2024 Feb 2024 Mar 2024 Retail Cycles Non-Retail Cycles Demand Rebound from Q4 2023 is Occurring* 4Q23 24,477 13,664 9,158 22,582 13,424 10,813 8,278 21,733 13,455 11,415 15,049 1Q24 (full Qtr.) 26,464 Q1 2024: Record High (Retail, Non-Retail and Total Cycles) March 2024 Record High (Total Cycles) 24,729 10,881 13,848 * First quarter 2024 demand numbers are estimates and subject to quarter close procedures; demand does not include telemedicine providers. 14,838 15,024 29,862

NASDAQ: AGRX 11 0 50,000 100,000 150,000 200,000 250,000 300,000 2021 2022 2023 Retail Cycles Non-Retail Cycles 33,439 30,893 22,533 105,741 83,208 2,546 96,843 243,841 146,998 +216% +131% Year-Over-Year Twirla Demand Improvement

NASDAQ: AGRX 12 $18.2 $15.8 $11.3 $9.2 $9.2 $8.5 $8.3 $8.2 $5.5 14,196 16,818 21,426 33,072 43,230 43,446 61,770 74,424 68,580 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Total Cycles: Factory Sales OpEx Factory Sales (Cycles) and Managed OpEx

NASDAQ: AGRX Twirla Business Plan: Potential For Further Upside 13

NASDAQ: AGRX 14 Retail Channel Growth Drivers Twirla Sales Force Twirla Business Plan Goal • Capital-Efficient Business That Can Generate Sustainable Growth Telemedicine Specialty Pharmacy Partnership Model 14 Non-Retail Channel Growth Drivers

NASDAQ: AGRX 15 Targeting “Big 5” States • Agile continues to focus its Twirla promotional efforts on five states that have high levels of reimbursement potential for Twirla and are estimated to reach over 45% of U.S. women between the ages of 18 and 24 • This targeted geographical strategy ensures marketing spend maximizes greatest opportunity/potential

NASDAQ: AGRX 16 Retail Channel Growth Driver: Telemedicine • Collaboration with female telemedicine leader Nurx will make Twirla an available option to Nurx patients. • Nurx medical providers have prescribed contraception to more than 1 million patients. • Shared marketing initiative designed to raise Twirla awareness among Nurx’s large contraceptive patient network. • Full launch of Nurx collaboration occurred in fourth quarter 2022 and impact on the retail channel expected to be realized in 2024.

NASDAQ: AGRX 17 Non-Retail Channel Growth Driver: Afaxys Partnership • Non-retail demand grew 330% (22,533 to 96,843 total cycles) in 2023 compared to 2022. • Growth driven by Afaxys-led promotion to the Planned Parenthood network. • Recent performance includes conversion of Planned Parenthood accounts in California. • The Company believes there is additional potential for Twirla volume growth in this channel based on the reach of the Afaxys customer network.

NASDAQ: AGRX 18 Potential Breakthrough for Access to Contraceptive Products like Twirla® Resolution Appears Prioritized and Imminent June 28, 2023, at 8:24 AM EDT June 27, 2023, at 3:36 AM EDT